UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported) October 22, 2025
Digital Turbine, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35958	22-2267658
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 San Antonio Street, Suite 160, Austin, TX 78701	78701
(Address of Principal Executive Offices)	(Zip Code)

(512) 387-7717
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	APPS	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On October 22, 2025, Digital Turbine, Inc. (the “Company”) filed a prospectus supplement, dated October 22, 2025, to the Company’s shelf registration statement on Form S-3 (File No. 333-289265)(the “Prospectus Supplement”). The Prospectus Supplement covered 1,222,418 shares of the Company’s common stock, par value $0.0001 per share, to be sold by the “Selling Stockholders” as listed in the Prospectus Supplement.
The Company is filing this report to provide the legal opinion as to the validity of the securities covered by the Prospectus Supplement, which opinion is attached hereto as Exhibit 5.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
5.1	Opinion of Jackson Walker L.L.P.
23.1	Consent of Jackson Walker L.L.P. (included within the opinion filed as Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2025	Digital Turbine, Inc.
	By:	/s/ Stephen Lasher
Stephen Lasher
Chief Financial Officer